SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Delaware Pooled Trust
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PROXY MATERIALS

The International Equity Portfolio

a series of

DELAWARE POOLED® TRUST

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of The International Equity Portfolio (the “Fund”), a series of Delaware Pooled® Trust (the “Trust”), will be held at [the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103], on November 21, 2011 at [3:00 p.m.], Eastern time.  The purpose of the Meeting is to vote on a proposal that affects the Fund and your investment in it.  As a shareholder, you have the opportunity to voice your opinion on this matter.  This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees of the Trust.  The Trustees, all but one of whom are not affiliated with Delaware Investments, are responsible for looking after your interests as a shareholder.  The Trustees believe the proposal is in the best interests of shareholders.

The Trustees recommend that you vote FOR the proposal.

The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the proxy card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

If you have any questions before you vote, please call Delaware Investments at 800 231-8002.  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

__________________________
Patrick P. Coyne

Chairman, President, and Chief Executive Officer

[_______], 2011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 21, 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 21, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

The International Equity Portfolio

To the Shareholders of The International Equity Portfolio (the “Fund”), a series of Delaware Pooled® Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the Fund will be held at [the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103], on November 21, 2011 at [3:00 p.m.], Eastern time.  The Meeting is being called to vote on the approval of a new sub-advisory agreement for the Fund.

Shareholders of record of the Fund as of the close of business on September 26, 2011 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone or over the Internet.  Your vote is important.

By order of the Board of Trustees,

__________________________
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

[________], 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign, and return it in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached proxy statement.

PROXY STATEMENT

TABLE OF CONTENTS

THE PROPOSAL: TO APPROVE A NEW SUB-ADVISORY AGREEMENT	2
Introduction to the Proposal	2
Description of the Transaction	2
Section 15(f) of the 1940 Act	3
Termination of the Original Sub-Advisory Agreement	3
The New Sub-Advisory Agreement	4
Board considerations in approving the New Sub-Advisory Agreement	6
Required vote	9
VOTING INFORMATION	10
How will shareholder voting be handled?	10
How do I ensure my vote is accurately recorded?	10
May I revoke my proxy?	10
What other matters will be voted upon at the Meeting?	11
Who is entitled to vote?	11
What is the Quorum requirement?	11
Who will pay the expenses of the Meeting?	11
What other solicitations will be made?	11
How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?	12
How may I communicate with the Board?	12
MORE INFORMATION ABOUT THE FUND	12
PRINCIPAL HOLDERS OF SHARES	13

APPENDIX A - FORM OF NEW SUB-ADVISORY AGREEMENT	A-1
APPENDIX B - DIRECTORS AND OFFICERS OF MONDRIAN	B-1
APPENDIX C - INFORMATION ON OTHER FUNDS ADVISED BY MONDRIAN	C-1
APPENDIX D - 5% SHARE OWNERSHIP	D-1

PROXY STATEMENT

For

The International Equity Portfolio

a series of

DELAWARE POOLED® TRUST

Dated [_________], 2011

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 21, 2011:  this proxy statement is available at www.delawareinvestments.com/proxy.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of The International Equity Portfolio (the “Fund”), a series of Delaware Pooled® Trust (the “Trust”).  The Meeting was called by the Board of Trustees of the Trust (the “Board,” or the “Board of Trustees”) to vote on the approval of a new sub-advisory agreement for the Fund (the “Proposal”).

The principal office of the Trust is located at 2005 Market Street, Philadelphia, Pennsylvania 19103.  You can reach the office of the Trust by telephone by calling 800 231-8002.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at [the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103], on November 21, 2011 at [3:00 p.m.], Eastern time.  Only Fund shareholders will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about [October 24], 2011.

This Proxy Statement gives you information about the new sub-advisory agreement and other matters that you should know before voting.

The Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end.  The Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request.  Such requests should be directed to the Fund by calling [800 231-8002] or by writing to the Fund at [Attention: Client Services, 2005 Market Street, Philadelphia, Pennsylvania 19103-7094].  The Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Fund’s website at www.delawareinvestments.com.

THE PROPOSAL:  TO APPROVE A NEW SUB-ADVISORY AGREEMENT

Introduction to the Proposal

At the Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement among Delaware Management Company (“DMC”), the Fund’s investment adviser, on behalf of the Trust and the Fund, and Mondrian Investment Partners Limited (“Mondrian”) (the “New Sub-Advisory Agreement”).  For a general description of the proposed New Sub-Advisory Agreement and a comparison of the proposed New Sub-Advisory Agreement and the sub-advisory agreement originally in effect for the Fund prior to its termination (the “Original Sub-Advisory Agreement”), see “The New Sub-Advisory Agreement” below.  The form of New Sub-Advisory Agreement is included in Appendix A.

Subject to the supervision of DMC and the Board, Mondrian supervises and directs the investments of assets of the Fund.  Mondrian, a limited liability company organized under the laws of the United Kingdom, is located at Fifth Floor, 10 Gresham Street, London, United Kingdom EC2V 7JD.  Mondrian has been a registered investment adviser since 1990 and as of June 30, 2011, managed more than $74 billion in assets in various institutional or separately managed, investment company, and insurance accounts.  Appendix B provides information on the executive officers and directors of Mondrian.

The date of the Original Sub-Advisory Agreement was January 4, 2010.  The Original Sub-Advisory Agreement was last approved by shareholders of the Fund on September 3, 2009.  The Original Sub-Advisory Agreement was last submitted for approval by the shareholders because the preceding sub-advisory agreement was going to terminate upon completion of a change-of-control transaction involving DMC.

The Board is proposing the approval of the New Sub-Advisory Agreement because the Original Sub-Advisory Agreement terminated upon completion of the Transaction (as defined below).  As required by the 1940 Act, the Original Sub-Advisory Agreement terminated automatically upon its “assignment.”  Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.”  The consummation of the Transaction resulted in a change of control of Mondrian, and thus the assignment and automatic termination of the Original Sub-Advisory Agreement.  Shareholders of the Fund are therefore being asked to approve the New Sub-Advisory Agreement for the Fund.  The New Sub-Advisory Agreement will become effective only if approved by the shareholders of the Fund.  In the event shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

 Description of the Transaction

On July 12, 2011, the existing employee partnership that previously ultimately owned 73% of Mondrian purchased the 27% minority ownership interest held by Hellman & Friedman LLC (“H&F”), a private equity investment firm, leaving Mondrian 100% employee-owned (the “Transaction”).  The minority ownership interest was held by private equity funds controlled by H&F.

The Transaction did not result in a change in the persons responsible for the day-to-day management of the Fund or in the operation of the Fund.  Moreover, since completion of the Transaction, Mondrian has retained its portfolio management team, style and strategies; hence, the Fund has continued to operate in the same manner as it did prior to the Transaction.

The Board held an in-person meeting on July 28, 2011, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Sub-Advisory Agreement.  The 1940 Act requires that the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order to become effective.  At the in-person meeting held on July 28, 2011, for the reasons discussed below under “Board considerations in approving the New Sub-Advisory Agreement,” the Board, including a majority of the Trustees whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), approved the New Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders and recommended its approval by shareholders.

 Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as H&F) of an investment adviser (such as Mondrian) to an investment company (such as the Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.  The Board currently meets this test and is expected to do so for the requisite time period.  Second, no “unfair burden” can be imposed on the investment company as a result of the transaction.  An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  Mondrian has agreed as part of the agreement made in connection with the Transaction that, following the closing of the Transaction (the “Closing”), to the extent within its reasonable control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction.

 Termination of the Original Sub-Advisory Agreement

As a result of the Transaction, the Original Sub-Advisory Agreement terminated on July 12, 2011, although DMC continues to serve as the Fund’s investment adviser.  Under an interim agreement (the “Interim Agreement”) that was approved by the Board on July 28, 2011, Mondrian continues to manage the Fund under DMC’s supervision during the period between termination of the Original Sub-Advisory Agreement and shareholder approval of the New Sub-Advisory Agreement.  During this period, all fees that would have been paid to Mondrian under the Original Sub-Advisory Agreement are being repaid to the Fund.  The Interim Agreement, therefore, is only a temporary agreement that will be terminated upon shareholder approval of the New Sub-Advisory Agreement.

 The New Sub-Advisory Agreement

The Board approved the New Sub-Advisory Agreement at an in-person meeting on July 28, 2011.  The terms of the New Sub-Advisory Agreement are substantially identical to the Original Sub-Advisory Agreement.  The Original Sub-Advisory Agreement was the last sub-advisory agreement approved by shareholders.

The following is a comparison of certain provisions of the New Sub-Advisory Agreement and the Original Sub-Advisory Agreement.  A discussion of the basis for the Board’s approval of the Original Sub-Advisory Agreement is available in the Trust’s 2010 semiannual report to shareholders.  Appendix A includes a form of the New Sub-Advisory Agreement.

DMC pays Mondrian a fee equal to 0.36% of the average daily net assets of the Fund for the services it provides.  During the last fiscal year ended October 31, 2010, Mondrian received $3,015,787.16 in fees from DMC for the services provided to the Fund.  [The Fund did not make any material payments to Mondrian (including any affiliated person of Mondrian) during the last fiscal year.]  Appendix C provides information on the advisory fees paid by funds managed by Mondrian having similar investment objectives to the Fund.

Fees.  There will be no change in the fees paid by DMC on behalf of the Fund under the New Sub-Advisory Agreement for sub-advisory services.

Sub-Advisory Services.  The New Sub-Advisory Agreement requires Mondrian to provide the same services as the Original Sub-Advisory Agreement.  The New Sub-Advisory Agreement generally provides that, subject to the direction and control of the Trust’s Board and DMC, Mondrian shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments.

Subject to the primary objective of obtaining best execution, Mondrian may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide brokerage and research services to DMC, Mondrian and the Fund.

Both the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the services of Mondrian are not exclusive to the Fund, and Mondrian may render services to others.

Limitation on Liability.  Under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as a sub-adviser to the Trust, on behalf of the Fund, neither Mondrian nor any of its officers, directors, employees or agents  (collectively, the

“sub-adviser”) shall be liable to the Trust, the Fund, DMC or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Indemnity.  Under the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement (each, an “Agreement”), DMC shall indemnify the sub-adviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively, “Losses”), incurred by the sub-adviser arising from or in connection with the Agreement or the performance by the sub-adviser of the duties under the Agreement, as long as such Losses arise out of DMC’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to DMC or the Trust by the sub-adviser specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the sub-adviser in the performance of any of its duties under, or in connection with, the Agreement.

Term and Continuance.  If approved by shareholders of the Fund, the New Sub-Advisory Agreement will terminate two years from the date of approval, and will only continue in effect from year to year if its continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust’s Board or a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the approval.  The Original Sub-Advisory Agreement had an identical provision for its term and continuance.

A “1940 Act Majority” of the outstanding voting securities of the Fund means the lesser of (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination.  The New Sub-Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, (i) by DMC upon giving ninety days’ written notice to Mondrian, or (ii) by the Trust upon giving sixty days’ written notice to Mondrian, provided that the termination by the Trust is directed or approved by the vote of a majority of the Trust’s Board or by the vote of a 1940 Act Majority of the outstanding voting securities of the Fund.  The New Sub-Advisory Agreement may also be terminated by Mondrian on ninety days’ written notice.  As required by the 1940 Act, the New Sub-Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).  Furthermore, the New Sub-Advisory Agreement will terminate upon termination of the investment advisory agreement between the Trust, on behalf of the Fund, and DMC.  The Original Sub-Advisory Agreement contained identical termination provisions.

Board considerations in approving the New Sub-Advisory Agreement

At an in-person meeting held on July 28, 2011, the Board, including the Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreement among DMC, on behalf of the Trust and the Fund, and Mondrian.  Concluding that approval of the New Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders, the Board also directed that the New Sub-Advisory Agreement be submitted to the Fund’s shareholders for approval, and recommended that shareholders vote “FOR” approval of the New Sub-Advisory Agreement.

The Independent Trustees consulted with independent legal counsel and Fund counsel, and discussed, among other things, the legal standards applicable to their review of the New Sub-Advisory Agreement and certain other considerations relevant to their deliberations on whether to approve the New Sub-Advisory Agreement.  At the in-person meeting, the Trustees discussed the Transaction and the resulting termination of the Original Sub-Advisory Agreement.  The Trustees noted Mondrian’s representation that although the Transaction caused the termination of the Original Sub-Advisory Agreement, the Transaction would have no effect on Mondrian or its services to the Fund.  The Trustees also discussed the fact that the Original Sub-Advisory Agreement and the New Sub-Advisory Agreement were virtually identical.  After reviewing the written materials provided by Mondrian, the Independent Trustees discussed materials provided to them by their independent legal counsel with respect to their consideration of the New Sub-Advisory Agreement.

In connection with the Trustees’ review of the New Sub-Advisory Agreement, DMC and/or Mondrian advised the Trustees about a variety of matters, including the following:

•	They expected that there will be no adverse changes in the nature, quality, or extent of services currently provided by Mondrian to the Fund and its shareholders;

•	The Transaction would not affect the level of expenses currently in effect for the Fund;

•
The terms and conditions of the New Sub-Advisory Agreement, including the Fund’s contractual fee rate under the New Sub-Advisory Agreement, will remain the same.  For the services it provides, Mondrian receives a fee from DMC, not from the Fund (see “The New Sub-Advisory Agreement” above);

•
No entity or person will receive any compensation in connection with the approval of the New Sub-Advisory Agreement (other than the sub-advisory fees provided for in the New Sub-Advisory Agreement); and

•
Mondrian has agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Fund in connection with the Board’s consideration of the New Sub-Advisory Agreement and related agreements and all costs related to proxy solicitation (subject to certain limited exceptions).

Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the New Sub-Advisory Agreement, the Independent Trustees gave attention to all information furnished.  The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the New Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by Mondrian to the Fund and its shareholders.  In reviewing the nature, extent, and quality of services, the Board considered that the New Sub-Advisory Agreement will be virtually identical to the Original Sub-Advisory Agreement (as discussed above under “The New Sub-Advisory Agreement”), and they therefore considered the many reports furnished to them throughout 2010 and 2011 at regular Board meetings covering matters such as the relative performance of the Fund; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Mondrian personnel with its code of ethics; and the adherence to fair value pricing procedures as established by the Board.  The Trustees were pleased with the current staffing of Mondrian and the emphasis placed on research and risk management in the investment process.  The Board concluded that, because both the services provided under and the terms of the New Sub-Advisory Agreement were identical to those under the Original Sub-Advisory Agreement, it remained satisfied with the nature, extent, and quality of the overall services provided by Mondrian.

Investment Performance.  The Board considered the overall investment performance of Mondrian and the Fund.  The Trustees placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders.  The Trustees reviewed reports prepared by Lipper Inc. (“Lipper”) for the Fund which showed the Fund’s investment performance as of December 31, 2010 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”).  A fund with the best performance ranked first, and a fund with the poorest performance ranked last.  The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile.  Annualized investment performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods compared to that of the Performance Universe.  The Board’s objective was that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.  The Board noted that, for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, the investment performance of the Fund continued to rank in the first quartile of its Performance Universe as reflected in supplementary data prepared by Lipper for the meeting and, consequently, the Board concluded that the Fund’s investment performance remained very satisfactory.  Moreover, the Board concluded that the Transaction was unlikely to have any effect on Mondrian’s management of the Fund or its investment performance.

Comparative Expenses. The Trustees also evaluated expense comparison data for the Fund.  Mondrian provided the Board with information on pricing levels and fee structures for the Fund and comparative funds.  The Board noted that Mondrian’s sub-advisory fee was paid by DMC, not by the Fund.  The Trustees focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of the Fund versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to the Fund (the “Expense Group”).  In reviewing comparative costs, the Fund’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group.  The Fund’s total expenses were also compared with those of its Expense Group.  The Trustees’ objective was for the Fund’s total expense ratio to be competitive with that of the funds in the Expense Group.  The Board concluded that, because the terms of the New Sub-Advisory Agreement were not changing from the terms of the Old Sub-Advisory Agreement, including the sub-advisory fee rate paid by DMC on behalf of the Fund, the Fund’s expenses were satisfactory.

Management Profitability.  The Board considered the level of profits realized by Mondrian in connection with the operation of the Fund.  The Board also considered the extent to which Mondrian might derive ancillary benefits from the Fund’s operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as sub-adviser to the Fund and the benefits from allocation of the Fund’s brokerage to improve trading efficiencies.  The Board concluded that the sub-advisory fees were reasonable in light of the services rendered and the level of profitability of Mondrian.

Economies of Scale.  The Trustees considered whether economies of scale would be realized by Mondrian and the extent to which any economies of scale would be reflected in the level of management fees charged (including sub-advisory fees).  Mondrian believed, and the Board agreed, that the Fund was priced with relatively low management fees.

Fall-Out Benefits.  The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of the Fund and that Mondrian’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating portfolio brokerage for brokerage and research services.  The Board also considered that Mondrian may derive reputational, strategic and other benefits from its association with the Fund, and evaluated the extent to which Mondrian might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Fund and the benefits from allocation of Fund brokerage to improve trading efficiencies.  However, the Board concluded that (i) any such benefits under the New Sub-Advisory Agreement would not be dissimilar from those existing under the Original Sub-Advisory Agreement, (ii) such benefits did not impose a cost or burden on the Fund or its shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Fund and its shareholders because of the added importance that Mondrian might attach to the Fund as a result of the fall-out benefits that the Fund conveyed.

Conclusion.  After further discussion, the entire Board, including the Independent Trustees, then approved the New Sub-Advisory Agreement.  The Board concluded that the sub-advisory fee rate is reasonable in relation to the services provided and that execution of the New Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  The Trustees concluded that the management fee and total expense ratio were at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s peer group, and that the sub-advisory fee schedule would not be increased and would stay the same for the Fund.

Required vote

To become effective, the New Sub-Advisory Agreement for the Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities.  The New Sub-Advisory Agreement was approved separately by the Independent Trustees and by the Board as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above.  The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.  If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will consider other possible courses of action for the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

VOTING INFORMATION

 How will shareholder voting be handled?

Only shareholders of record of the Fund at the close of business on September 26, 2011 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that may properly come before the Meeting.  A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal.  Broker non-votes are proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote.  This generally occurs only when there is another matter at the meeting for which the brokers or nominees do have discretionary authority to vote.

 How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Fund does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

 May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

 What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matters legally come before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

 Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Proxy Statement.  As of September 26, 2011, there were [71,987,228.369] common shares of the Fund outstanding.

 What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Fund means one-third (33 ⅓%) of the shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy.

Who will pay the expenses of the Meeting?

All reasonable out-of-pocket costs and expenses incurred by the Fund related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Mondrian (subject to certain limited exceptions).

 What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be borne by Mondrian as provided above.  In addition to solicitations by mail, officers and employees of the Trust, DMC, Mondrian, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust, an employee of Computershare Fund Services, Inc., or one of the officers or employees of Mondrian, DMC or their affiliates asking you to vote.

How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trust do not require that the Fund hold annual meetings of shareholders.  The Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  The Fund also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of the Board, or the President of the Trust.

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the U.S. Securities and Exchange Commission (“SEC”), so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to the Fund should be sent to the Secretary of the Trust, David F Connor, at the address of the Trust given above.

How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to Anthony D. Knerr, Coordinating Trustee for the Trust, c/o Delaware Pooled® Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Shareholders may also send correspondence to any individual Trustee, c/o Delaware Pooled® Trust at 2005 Market Street, Philadelphia, Pennsylvania 19103.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Investment Advisory Services. DMC, 2005 Market Street, Philadelphia, Pennsylvania 19103, a series of Delaware Management Business Trust (“DMBT”), manages the assets of the Fund and makes the Fund’s investment decisions, subject to the supervision of the Board.  Pursuant to its investment advisory agreement with the Trust, DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Fund.  DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law.  For its investment advisory services, DMC is paid 0.50% of the average daily net assets of the Fund annually.

Transfer Agency Services.  Delaware Service Company, Inc. (“DSC”), an affiliate of DMC, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094, and serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent pursuant to a Shareholder Services Agreement.  DSC is paid a fee by the Fund for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Fund.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions.  The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountant.  The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides custody, fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services.  For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

DSC provides fund accounting and financial administration oversight services to the Fund.  Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.  For these services, the Fund pays DSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges.  The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative NAV basis.

DistributionServices.  Pursuant to a distribution agreement with the Trust, Delaware Distributors, L.P. (“DDLP”), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the Fund.  DDLP pays the expenses of the promotion and distribution of the Fund’s shares.  DDLP is an indirect subsidiary of Delaware Management Holdings, Inc. and is an affiliate of DMC.  The Board annually reviews fees paid to DDLP.

[The Fund did not pay any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Fund, DMC, DDLP or DSC during the Fund’s most recently completed fiscal year.]

PRINCIPAL HOLDERS OF SHARES

As of September 26, 2011, the officers and Trustees of the Trust, as a group, owned [less than 1% of the outstanding voting shares of the Fund.]

To the best knowledge of the Trust, as of September 26, 2011, [no person, except as set forth in Appendix D, owned of record 5% or more of the outstanding shares of the Fund.]  Except as noted in Appendix D, the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of the Fund.

APPENDICES TO

PROXY STATEMENT

APPENDIX A - FORM OF NEW SUB-ADVISORY AGREEMENT	A-1
APPENDIX B - DIRECTORS AND OFFICERS OF MONDRIAN	B-1
APPENDIX C - INFORMATION ON OTHER FUNDS ADVISED BY MONDRIAN	C-1
APPENDIX D - 5% SHARE OWNERSHIP	D-1

APPENDIX A - FORM OF NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”) and MONDRIAN INVESTMENT PARTNERS LIMITED (the “Sub-Adviser'').

WITNESSETH:

    WHEREAS, Delaware Pooled Trust, a Delaware statutory trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

WHEREAS, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio (each, the “Fund”) are series of the Trust; and

WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

    WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.           (a)           The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b)           As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

         (i)   obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

(ii)
regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

(iii)
provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

(iv)
provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

(v)
vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)
provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

(vii)
maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request.  The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-l under the 1940 Act.

(d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to the Managed Portion; (iii) the Fund's Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

(e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

(f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided, except that neither the Investment Manager nor the Fund shall be obligated to pay any fees (including, but not limited to, sub-advisory fees, reimbursement of costs or out-of-pocket expenses) to the Sub-Adviser for any of the services Sub-Adviser provides (1) in the case of The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The Labor Select International Equity Portfolio, from July 12, 2011 until the effective date of this Agreement, and (2) in the case of The International Equity Portfolio, from the period of July 12, 2011 until the date upon which the shareholders of The International Equity Portfolio approve this Agreement at a shareholder meeting held for that purpose. The Sub-Adviser agrees that it will not at any point seek to be paid any such fees or other costs or expenses from any party in the future for the services provided from July 12, 2011 until the effective date of this Agreement, with respect to each Fund. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

(g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2.   (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

      (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

3.   (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund's Prospectus and SAI.  In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed

Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

(c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Exhibit A attached hereto.

5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6.   (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub- Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

(c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

(d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7.           (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust.  Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and The Financial Services and Markets Act 2000 of the United Kingdom (“FSMA”) or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager

Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8.           (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

(c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager's intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub- Adviser of the Trust's intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

9.           Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)
is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

(iv)
is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

(v)
is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10.           The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-

Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ____ of _____________, 2011.

MONDRIAN INVESTMENT PARTNERS LIMITED	DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust
By ________________________________	By _______________________________
Name: Title:	Name: Title:

Agreed to and accepted as of the day and year first above written:

DELAWARE POOLED TRUST
on behalf of The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The Labor Select International Equity Portfolio

By: ____________________________________
Name:
Title:

Agreed to and accepted as of the __ day of  ___________, 2011

DELAWARE POOLED TRUST
on behalf of The International Equity Portfolio

By: ___________________________________
Name:
Title:

EXHIBIT A

FEE SCHEDULE

Fund Name	Effective Date	(as a percentage of average daily net assets) Annual Rate
The Emerging Markets Portfolio	July ___, 2011	0.75%
The Global Fixed Income Portfolio	July ___, 2011	0.30%
The International Equity Portfolio	___, 2011	0.36%
The Labor Select International Equity Portfolio	July ___, 2011	0.30%

APPENDIX B - DIRECTORS AND OFFICERS OF MONDRIAN

The following persons hold the following positions with Mondrian. The principal business address of Mondrian is Fifth Floor, 10 Gresham Street, London EC2V 7JD United Kingdom.

NAME	POSITIONS AND OFFICES
David Tilles	Executive Chairman
Clive Gillmore	Director, Chief Executive Officer & Chief Investment Officer of Global Equities
John Emberson	Director, Chief Operating Officer
John Kirk	Director, Deputy Chief Executive Officer
Christopher Moth	Director, Chief Investment Officer of Global Fixed Income & Currency
Hamish Parker	Director
Elizabeth Desmond	Director, Chief Investment Officer of International Equities
Nigel May	Director, Deputy Chief Executive Officer
Jane Goss	General Counsel, Company Secretary
John Barrett	Chief Compliance Officer

B-1

APPENDIX C - INFORMATION ON OTHER FUNDS ADVISED BY MONDRIAN

Other mutual funds advised by Mondrian, the net assets of those funds, and the management fees that Mondrian received from those funds during the last calendar year are shown below.

Comparable Sub-Advisory Relationships	12/31/10 Assets Under Management ($)	Effective Fee Rate
International Equity Fund 1	660,581,838	0.27%**
International Equity Fund 2	258,075,648	0.33%
International Equity Fund 3	314,252,160	0.33%
International Equity Fund 4	604,754,211	0.40%

** Part of a multi-asset group relationship amounting to $1,929 million as at December 31, 2010.

C-1

APPENDIX D - 5% SHARE OWNERSHIP

The following table shows, as of September 26, 2011, the accounts of the Fund that own of record 5% or more of the Fund.

Fund Name	Class	Shareholders Name and Address	Total Shares	Percentage
The International Equity Portfolio	Original	[FIRST UNION PORTFOLIO STRATEGIES OMNIBUS 1525 W WT HARRIS BLVD CHARLOTTE NC 28262-8522]	[8,300,998.611]	[11.11%]
The International Equity Portfolio	Original	[MARYLAND PREPAID COLLEGE TRUST 217 E REDWOOD ST STE 1350 BALTIMORE MD 21202-3314]	[3,767,953.679]	[5.04%]
The International Equity Portfolio	Original	[PATTERSON AND COMPANY PORTFOLIO STRATEGIES OMNIBUS 1525 W WT HARRIS BLVD CHARLOTTE NC 28288-0001]	[6,784,992.935]	[9.08%]
The International Equity Portfolio	Original	[PATTERSON AND COMPANY MUTUAL FUNDS 1525 W WT HARRIS BLVD CHARLOTTE NC 28262-8522]	[26,004,232.136]	[34.79%]

D-1

[FORM OF PROXY CARD]

DELAWARE INVESTMENTS

2005 MARKET STREET

PHILADELPHIA, PA 19103

THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED® TRUST	SPECIAL MEETING OF SHAREHOLDERS– NOVEMBER 21, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders (the “Meeting”) of The International Equity Portfolio (the “Fund”), a series of Delaware Pooled® Trust (the “Trust”), to be held at [the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103], on Wednesday, November 21, 2011 at [3:00 p.m.], Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE OR USE ONE OF THE ALTERNATIVE VOTING PROCEDURES ON THE REVERSE SIDE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 21, 2011:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com.

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1-800-690-6903.

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS:  □                                                                                                                                          KEEP THIS PORTION FOR YOUR RECORDS

                        DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Approval of Sub-Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement among Delaware Management Company, a series of Delaware Management Business Trust, on behalf of the Trust and the Fund, and Mondrian Investment Partners Limited
	□	□	□

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO  AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

_____________________________________             ________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                                          Date